UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22562

Barings Global Short Duration High Yield Fund

(Exact name of registrant as specified in charter)

300 South Tryon Street, Suite 2500, Charlotte, NC 28202

(Address of principal executive offices) (Zip code)

Janice M. Bishop

Secretary and Chief Legal Officer

c/o Barings LLC

Independence Wharf

470 Atlantic Avenue

Boston, MA 02210

(Name and address of agent for service)

704-805-7200

Registrant’s telephone number, including area code

Date of fiscal year end: December 31, 2017

Date of reporting period: June 30, 2017

Item 1. Reports to Stockholders.

BARINGS GLOBAL SHORT DURATION HIGH YIELD FUND

Semi-Annual Report

June 30, 2017

Barings Global Short Duration High Yield Fund

c/o Barings LLC

300 S Tryon St.

Suite 2500

Charlotte, NC 28202

704.805.7200

http://www.Barings.com/bgh

ADVISER

Barings LLC

300 S Tryon St.

Suite 2500

Charlotte, NC 28202

SUB-ADVISOR

Barings Global Advisers Limited

61 Aldwych

London, UK

WC2B4AE

COUNSEL TO THE FUND

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, Massachusetts 02110

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

Two Financial Center

60 South Street

Boston, Massachusetts 02111

CUSTODIAN

US Bank

MK-WI-S302

1555 N. River Center Drive

Milwaukee, WI 53212

TRANSFER AGENT & REGISTRAR

U.S. Bancorp Fund Services, LLC

615 E. Michigan St.

Milwaukee, WI 53202

FUND ADMINISTRATION/ACCOUNTING

U.S. Bancorp Fund Services, LLC

615 E. Michigan St.

Milwaukee, WI 53202

PROXY VOTING POLICIES & PROCEDURES

The Trustees of Barings Global Short Duration High Yield Fund (the “Fund”) have delegated proxy voting responsibilities relating to the voting of securities held by the Fund to Barings LLC (“Barings”). A description of Barings’ proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 1-866-399-1516; (2) on the Fund’s website at http://www.barings.com/bgh; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

FORM N-Q

The Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This information is available (1) on the SEC’s website at http://www.sec.gov; and (2) at the SEC’s Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available on the Fund’s website at http://www.barings.com/bgh or upon request by calling, toll-free, 1-866-399-1516.

CERTIFICATIONS

The Fund’s President has submitted to the NYSE the annual CEO Certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Barings Global Short Duration High Yield Fund 2017 Semi-Annual Report

OFFICERS OF THE FUND

Sean Feeley

President

Carlene Pollock

Chief Financial Officer

Lesley Mastandrea

Treasurer

Michael Freno

Vice President

Scott Roth

Vice President

Melissa LaGrant

Chief Compliance Officer

Janice Bishop

Secretary/Chief Legal Officer

Michele Manha

Assistant Secretary

Kristin Goodchild

Assistant Secretary

Barings Global Short Duration High Yield Fund is a closed-end investment company, first offered to the public in 2012, whose shares are traded on the New York Stock Exchange.

INVESTMENT OBJECTIVE & POLICY

Barings Global Short Duration High Yield Fund (the “Fund”) was organized as a business trust under the laws of the Commonwealth of Massachusetts. The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company with its own investment objective. The Fund’s common shares are listed on the New York Stock Exchange under the symbol “BGH”.

The Fund’s primary investment objective is to seek as high a level of current income as the Adviser (as defined herein) determines is consistent with capital preservation. The Fund seeks capital appreciation as a secondary investment objective when consistent with its primary investment objective. There can be no assurance that the Fund will achieve its investment objectives.

The Fund will seek to take advantage of inefficiencies between geographies, primarily the North American and Western European high yield bond and loan markets and within capital structures between bonds and loans. For example, the Fund will seek to take advantage of differences in pricing between bonds and loans of an issuer denominated in U.S. dollars and substantially similar bonds and loans of the same issuer denominated in Euros, potentially allowing the Fund to achieve a higher relative return for the same credit risk exposure.

Barings Global Short Duration High Yield Fund 2017 Semi-Annual Report

Dear Fellow Shareholders,

It is our pleasure to provide you with the 2017 Semi-Annual Report for the Barings Global Short Duration High Yield Fund (the “Fund”) to recap portfolio performance and positioning. We would like to remind shareholders that we continue to believe our Global High Yield Investments Group is one of the largest teams in the market primarily focused on North American and Western European credits. Utilizing the Group’s expertise, deep resources, and time-tested process, we continue to believe we can provide investors an attractive level of current income by uncovering compelling opportunities across the global high yield market.

The global nature of the portfolio, primarily focusing on North American and Western European credits, may provide investors with additional benefits compared to a U.S.-only portfolio, such as additional diversification, higher credit quality, increased yield, and lower duration. More importantly, the global strategy provides flexibility to dynamically shift the geographical weighting in order to capture, in our opinion, the best risk-adjusted investment opportunities. This strategy also focuses closely on limiting the duration of the Fund while maintaining what we consider a reasonable amount of leverage.

Market Review

In 2017, global high yield has seen a strong first half of the year driven by market technicals and fundamentals, although new and recurring headwinds remain present. A strong corporate earnings season and demand for high yield have contributed to positive returns overall, while renewed volatility in crude oil prices caused the energy sector to be the performance laggard across the market.

In the United States, the Federal Reserve voted to raise interest rates for the second time in 2017 as inflation rates extended their decline. This leaves one potential rate hike left for the latter part of the year, if the year ends with three increases. As it stands, the recent rate hikes have had a negligible effect on the global high yield markets. The price of crude oil began a rollercoaster of peaks and troughs over the past six months from its high in mid-February to more recently hovering near November 2016 lows. Even as OPEC production cuts remain in place, the effects of these reductions remain to be seen. Crude oil price declines subsequently led to lower prices within the energy sector resulting in notable underperformance year-to-date.

In Europe, Central Banks continued a policy of credit easing and the British exit from the European Union negotiations continued with no substantial consequences. Several member states saw manufacturing and industrial productivity grow at its fastest rate in six years as firms added to headcount at a record pace. High-profile elections took place in Great Britain and France, though markets remained steadfast as concerns of major disruptions receded. Strengthening of economies across the Eurozone has provided the European Central Bank with some much needed flexibility as inflation numbers posted higher than expected and prospects of policy tightening shown on the horizon.

Overall, during the first half of the year, the market technicals remained firm with corporate fundamentals trending positive. Default rates across the high yield market remain low at 1.50% and are expected to stay range bound for the remainder of the year. While high yield net new issuance has been at historic lows, the issuance has predominantly been in the form of refinancing activity and higher in quality. Over the period, demand has outpaced supply and contributed to the strong technical picture. Outside of the reemergence of energy sector volatility, a handful of macroeconomic data and events will be closely monitored, such as the continued slower pace of economic growth and investor uncertainty across the geopolitical landscape.

Barings Global Short Duration High Yield Fund Overview and Performance

The Fund ended June with a portfolio of 127 issuers, which is a slight increase from the beginning of the year of 120 issuers. A majority of the issuers are domiciled in the U.S. (73.8%) with the U.K. (10.6%) and France (4.0%) representing the next largest country exposures – see Country Composition chart on page 4. From a geographic standpoint, exposure to U.S. domiciled companies increased marginally and exposure to foreign issuers decreased over the course of the year. While maintaining a meaningful presence in the Western European market, relative value opportunities in the U.S. market have generally been more attractive compared to Europe over this time period. The Western European market continues to be a core part of the portfolio and offers global diversification, reduced duration, and potentially attractive yield opportunities while also providing a larger investment opportunity set.

Barings Global Short Duration High Yield Fund 2017 Semi-Annual Report

As of June 30, 2017, the Fund remained well positioned across the credit quality spectrum: 12.5% BB-rated and above, 64.6% B-rated, and 17.3% CCC-rated and below, with over 50% of the portfolio consisting of senior secured obligations. The credit quality of the Fund’s underlying holdings changed slightly since the beginning of the year with an increase in BB-rated and above credits, a modest decrease in B-rated credits and a minor pick-up in CCC-rated and below credits. Non-publicly rated securities and cash and accrued interest represented 3.2% and 2.4%, respectively.1

The Fund paid six consecutive monthly dividend payments of $0.1534 per share in the first half of 2017, which we believe is an attractive level of yield for a global short duration high yield bond fund. The Fund’s share price and net asset value (“NAV”) ended the reporting period at $19.78 and $21.32, respectively, or at a 7.22% discount to NAV. Based on the Fund’s share price and NAV on June 30, 2017, the Fund’s market price and NAV distribution rates using the most recent monthly dividend, on an annualized basis, were 9.31% and 8.63%, respectively. Assets acquired through leverage, which represented 25.13% of the Fund’s total assets at the end of June, were accretive to net investment income and benefited shareholders.

On a year-to-date basis through June 30, 2017, the NAV total return was +6.94%, outperforming the global high yield bond market as measured by the Bank of America / Merrill Lynch Non-Financial Developed Markets High Yield Constrained Index (HNDC), which returned +4.85%. From a market value perspective, the total return year-to-date through June 30, 2017 was +7.67%.2

In Conclusion

As we enter the second half of 2017, we will continue to monitor the geopolitical environment as well as the renewed instability in the energy space. In North America and in Europe, we expect to see ongoing economic growth while labor markets continue to improve and domestic production expands. The U.S. political environment remains in the spotlight as a number of agenda items remain in progress including tax reform, healthcare and energy production regulations. In the coming months, crude oil prices, corporate earnings and market technicals will be closely monitored across the global high yield market.

At Barings, we remain committed to focusing on corporate fundamentals as market sentiment can quickly change and happen unexpectedly. Our focused and disciplined approach emphasizes our fundamental bottom-up research with the goal of preserving investor capital while seeking to capture attractive capital appreciation opportunities that may exist through market and economic cycles. On behalf of the Barings team, we continue to take a long-term view of investing and look forward to helping you achieve your investment goals.

Sincerely,

Sean Feeley

President

Barings Global Short Duration High Yield Fund

1.	Ratings are based on Moody’s, S&P and Fitch. If securities are rated differently by the rating agencies, the higher rating is applied and all ratings are converted to the equivalent Moody’s major rating category for purposes of the category shown. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Ratings of Baa3 or higher by Moody’s and BBB- or higher by S&P and Fitch are considered to be investment grade quality.

2.	Past performance is not necessarily indicative of future results. Current performance may be lower or higher. All performance is net of fees, which is inclusive of advisory fees, administrator fees and interest expenses.

Barings Global Short Duration High Yield Fund 2017 Semi-Annual Report

PORTFOLIO COMPOSITION (% OF ASSETS*)

COUNTRY COMPOSITION (% OF ASSETS*)

* Percentage of assets are expressed by market value excluding cash and accrued income, and may vary over time. The percentages shown above represent a percentage of the assets as of June 30, 2017.

Barings Global Short Duration High Yield Fund 2017 Semi-Annual Report

FINANCIAL REPORT

Barings Global Short Duration High Yield Fund 2017 Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES

(Unaudited)

JUNE 30, 2017

Assets
Investments, at fair value (cost $579,957,600)	$572,781,760
Cash	11,996,158
Foreign currency, at fair value (cost $1,608,569)	1,645,579
Interest receivable	9,841,602
Unrealized appreciation on forward foreign exchange contracts	84,957
Prepaid expenses and other assets	4,318

Total assets	596,354,374

Liabilities
Note payable	153,200,000
Dividend payable	3,076,874
Payable for investments purchased	10,827,825
Payable to adviser	477,055
Unrealized depreciation on forward foreign exchange contracts	1,060,636
Accrued expenses and other liabilities	194,429

Total liabilities	168,836,819

Total net assets	$427,517,555

Net Assets:
Common stock, $0.00001 par value	$201
Additional paid-in capital	472,918,320
Dividends in excess of net investment income	(1,218,587)
Accumulated net realized loss	(36,140,286)
Net unrealized depreciation	(8,042,093)

Total net assets	$427,517,555

Common shares issued and outstanding (unlimited shares authorized)	20,057,849

Net asset value per share	$21.31

See accompanying Notes to Financial Statements.

Barings Global Short Duration High Yield Fund 2017 Semi-Annual Report

STATEMENT OF OPERATIONS

(Unaudited)

PERIOD FROM JANUARY 1, 2017 THROUGH JUNE 30, 2017

Investment Income
Interest income	$24,686,531
Other income	63,974

Total investment income	24,750,505

Operating Expenses
Advisory fees	2,856,164
Interest expense	1,436,316
Administrator fees	229,590
Professional fees	69,950
Directors’ fees	59,508
Printing and mailing expense	37,667
Other operating expenses	30,126

Total operating expenses	4,719,321

Net investment income	20,031,184

Realized and Unrealized Gains (Losses) on Investments
Net realized loss on investments	(281,537)
Net realized loss on forward foreign exchange contracts	(3,297,584)
Net realized gain on foreign currency and translation	33,031

Net realized loss on investments	(3,546,090)

Net unrealized appreciation of investments	13,354,563
Net unrealized depreciation of forward foreign exchange contracts	(2,624,820)
Net unrealized appreciation of foreign currency and translation	150,646

Net unrealized appreciation on investments	10,880,389

Net realized and unrealized gains on investments	7,334,299

Net increase in net assets resulting from operations	$27,365,483

See accompanying Notes to Financial Statements.

Barings Global Short Duration High Yield Fund 2017 Semi-Annual Report

STATEMENT OF CASH FLOWS

(Unaudited)

PERIOD FROM JANUARY 1, 2017 THROUGH JUNE 30, 2017

Reconciliation of net increase in net assets resulting from operations to net cash provided by operating activities
Net increase in net assets applicable to common shareholders resulting from operations	$27,365,483
Adjustments to reconcile net increase in net assets applicable to common shareholders resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(120,851,877)
Proceeds from sales of long-term investments	109,025,915
Purchases of foreign currency, net	(1,550,295)
Forward currency exchange contracts, net	2,624,820
Net unrealized appreciation	(13,391,682)
Net realized loss	281,537
Amortization and accretion	(1,051,880)
Changes in operating assets and liabilities:
Decrease in interest receivable	275,033
Decrease in prepaid expenses and other assets	10,039
Decrease in receivable for investments sold	4,203,171
Increase in payable for investments purchased	10,693,377
Increase in payable to Adviser	100,585
Decrease in accrued expenses and other liabilities	(57,080)

Net cash provided by operating activities	17,677,146

Cash Flows From Financing Activities
Advances from credit facility	11,300,000
Distributions paid to common shareholders	(18,461,244)

Net cash used in financing activities	(7,161,244)

Net change in cash	10,515,902
Cash beginning of period	1,480,256

Cash end of period	$11,996,158

Supplemental disclosure of cashflow information
Income taxes paid	$—
Interest paid	1,368,829

See accompanying Notes to Financial Statements.

Barings Global Short Duration High Yield Fund 2017 Semi-Annual Report

STATEMENT OF CHANGES IN NET ASSETS

(Unaudited)

	PERIOD FROM JANUARY 1, 2017 THROUGH JUNE 30, 2017	YEAR ENDED DECEMBER 31, 2016

Operations
Net investment income	$20,031,184	$40,264,312
Net realized loss on investments	(3,546,090)	(30,201,421)
Net unrealized appreciation on investments	10,880,389	75,217,081

Net increase (decrease) in net assets resulting from operations	27,365,483	85,279,972

Dividends to Common Stockholders
Net investment income	(18,461,244)	(32,119,057)
Return of capital	–	(4,965,900)

Total dividends to common stockholders	(18,461,244)	(37,084,957)

Total increase (decrease) in net assets	8,904,239	48,195,015

Net Assets
Beginning of period	418,613,316	370,418,301

End of period	$427,517,555	$418,613,316

Dividends in excess of net investment income	(1,218,587)	(2,788,527)

See accompanying Notes to Financial Statements.

Barings Global Short Duration High Yield Fund 2017 Semi-Annual Report

FINANCIAL HIGHLIGHTS

(Unaudited)

	PERIOD FROM JANUARY 1, 2017 THROUGH JUNE 30, 2017		YEAR ENDED DECEMBER 31, 2016		YEAR ENDED DECEMBER 31, 2015	YEAR ENDED DECEMBER 31, 2014	YEAR ENDED DECEMBER 31, 2013	PERIOD FROM OCTOBER 26, 2012 (1) THROUGH DECEMBER 31, 2012

Per Common Share Data (2)
Net asset value, beginning of period	$20.87		$18.47		$22.00	$25.24	$24.30	23.82	(3)
Income from investment operations:
Net investment income	1.00		1.57		1.90	2.12	2.05	0.18
Net realized and unrealized gains (losses) on investments	0.36		2.68		(3.23)	(2.76)	1.21	0.47

Total increase (decrease) from investment operations	1.36		4.25		(1.33)	(0.64)	3.26	0.65

Less dividends to common stockholders:
Net investment income	(0.92)		(1.60)		(2.20)	(2.56)	(2.01)	(0.17)
Net realized gain	–		–		–	(0.04)	(0.31)	–
Return of capital	–		(0.25)		–	–	–	–

Total dividends to common stockholders	(0.92)		(1.85)		(2.20)	(2.60)	(2.32)	(0.17)

Net asset value, end of period	$21.31		$20.87		$18.47	$22.00	$25.24	$24.30

Per common share market value, end of period	$19.78		$19.23		$16.49	$20.19	$23.12	$23.77

Total investment return based on net asset value (2)(4)	6.89%		25.42%		(5.57)%	(2.25)%	14.48%	2.69%

Total investment return based on market value (2)(4)	7.67%		29.44%		(8.13)%	(2.06)%	7.20%	(4.27)%

Supplemental Data and Ratios
Net assets, end of period (000’s)	$427,518		$418,613		$370,418	$441,234	$506,197	$487,005
Ratio of expenses (before reductions and reimbursements) to average net assets	2.22	%(6)	2.05	%(5)	2.27%	2.20%	2.06%	1.85	%(6)
Ratio of expenses (after reductions and reimbursements) to average net assets	2.22	%(6)	1.78%		2.27%	2.20%	2.06%	1.85	%(6)
Ratio of net investment income (before reductions and reimbursements) to average net assets	9.41	%(6)	10.68	%(5)	9.18%	8.47%	8.20%	4.70	%(6)
Ratio of net investment income (after reductions and reimbursements) to average net assets	9.41	%(6)	10.41%		9.18%	8.47%	8.20%	4.70	%(6)
Portfolio turnover rate (2)	19.30%		44.81%		38.13%	63.66%	60.87%	4.74%

(1)	Commencement of operations.
(2)	Not annualized.
(3)	Net asset value at the beginning of the period reflects the deduction of the sales load and offering costs of $1.18 per share paid by the shareholder from the $25.00 offering price.
(4)	Total investment return calculation assumes reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(5)	The Adviser contractually waived a portion of its management and other fees equal to an annual rate of 0.275% of the Fund’s managed assets for a period of one year ended December 31, 2016.
(6)	Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

Barings Global Short Duration High Yield Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS

June 30, 2017 (Unaudited)

	SHARES	COST	FAIR VALUE
Equities — 0.71%*:

Common Stocks — 0.71%*:
Pinnacle Operating Corp.	1,368,352	$643,125	$1,176,783
Sabine Oil & Gas LLC	4,262	248,858	189,659
Sabine Oil & Gas LLC	13,512	60,669	97,962
Sabine Oil & Gas LLC	2,407	6,547	15,044
Templar Energy LLC	86,571	865,704	800,776
Templar Energy LLC	135,392	734,071	744,657

Total Common Stocks	1,610,496	2,558,974	3,024,881

Total Equities	1,610,496	2,558,974	3,024,881

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Fixed Income — 133.27%*:

Bank Loans§ — 23.58%*:

Automobile — 0.83%*:
FleetPride	5.30%	11/19/2019	802,350	$723,393	$784,297
FleetPride	9.30	5/19/2020	2,999,357	2,965,535	2,759,409

Total Automobile			3,801,708	3,688,928	3,543,706

Beverage, Food and Tobacco — 0.22%*:
Del Monte Food Consumer Products, Inc.	4.44	2/18/2021	1,192,606	1,070,554	957,066

Total Beverage, Food and Tobacco			1,192,606	1,070,554	957,066

Broadcasting and Entertainment — 1.00%*:
Endemol+	6.90	8/11/2021	4,573,389	4,357,068	4,279,915

Total Broadcasting and Entertainment			4,573,389	4,357,068	4,279,915

Buildings and Real Estate — 0.52%*:
HD Supply Waterworks	7.05	6/26/2018	2,215,798	2,215,798	2,215,798

Total Buildings and Real Estate			2,215,798	2,215,798	2,215,798

Chemicals, Plastics and Rubber — 0.47%*:
Colouroz Investment 2 LLC+	8.40	9/7/2022	2,033,201	2,027,303	1,984,913

Total Chemicals, Plastics and Rubber			2,033,201	2,027,303	1,984,913

Diversified/Conglomerate Manufacturing — 1.81%*:
Commercial Vehicle Group Inc.	7.23	4/12/2023	638,388	625,777	639,984
Pelican Products, Inc.	9.55	4/9/2021	7,144,100	7,153,760	7,090,519

Total Diversified/Conglomerate Manufacturing			7,782,488	7,779,537	7,730,503

Diversified/Conglomerate Service — 1.92%*:
Cologix	8.22	3/21/2025	1,000,000	990,000	1,004,170

See accompanying Notes to Financial Statements.

Barings Global Short Duration High Yield Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2017 (Unaudited)

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Bank Loans (Continued)

Diversified/Conglomerate Service (Continued)
Misys (Finastra)+	8.46%	6/16/2025	7,085,136	$7,207,724	$7,206,576

Total Diversified/Conglomerate Service			8,085,136	8,197,724	8,210,746

Farming and Agriculture — 1.47%*:
Allflex Holdings, Inc.	8.16	7/19/2021	6,232,322	6,219,761	6,268,656

Total Farming and Agriculture			6,232,322	6,219,761	6,268,656

Finance — 0.64%*:
Cunningham Lindsey Group, Inc.	9.32	6/10/2020	5,504,015	5,507,051	2,752,007

Total Finance			5,504,015	5,507,051	2,752,007

Healthcare, Education and Childcare — 0.70%*:
Prospect Medical Holdings	7.25	6/30/2022	2,977,444	2,947,669	2,999,774

Total Healthcare, Education and Childcare			2,977,444	2,947,669	2,999,774

Home and Office Furnishings, Housewares, and Durable Consumer Products — 1.46%*:
AOT Bedding	9.18	11/8/2024	6,250,000	6,237,626	6,221,375

Total Home and Office Furnishings, Housewares, and Durable Consumer Products			6,250,000	6,237,626	6,221,375

Insurance — 0.89%*:
AmWins Group Inc.	7.98	1/24/2025	3,750,000	3,840,627	3,815,625

Total Insurance			3,750,000	3,840,627	3,815,625

Mining, Steel, Iron and Non-Precious Metals — 2.34%*:
Boomerang Tube, LLC	15.00	8/1/2018	1,150,510	1,150,510	1,150,510
Boomerang Tube, LLC	20.00	2/1/2022	779,868	730,193	701,882
Boomerang Tube, LLC	19.20	2/6/2018	189,752	189,752	189,752
Boomerang Tube, LLC	18.49	2/1/2019	1,776,434	1,776,434	195,408
Boomerang Tube, LLC	19.20	8/1/2017	189,752	189,752	189,752
Boomerang Tube, LLC	16.20	2/1/2019	2,104,053	2,104,053	2,104,053
Boomerang Tube, LLC	19.20	8/17/2017	189,752	189,752	189,752
Murray Energy Corp.	8.54	4/16/2020	5,435,717	5,348,191	5,299,825

Total Mining, Steel, Iron and Non-Precious Metals			11,815,838	11,678,637	10,020,934

Oil and Gas — 8.71%*:
Caelus Energy Alaska	8.75	4/15/2020	17,863,828	17,433,004	15,333,060
Fieldwood Energy LLC	8.30	9/30/2017	5,651,171	5,120,741	5,269,717
Fieldwood Energy LLC	8.42	9/30/2020	8,925,706	7,218,725	4,931,453
Fieldwood Energy LLC	8.42	9/30/2017	7,481,592	6,051,485	5,891,753
Gulf Finance, LLC	6.55	8/25/2023	2,886,262	2,820,649	2,680,616
Jonah Energy LLC	7.73	5/12/2021	3,301,497	3,267,903	3,141,936

Total Oil and Gas			46,110,056	41,912,507	37,248,535

See accompanying Notes to Financial Statements.

Barings Global Short Duration High Yield Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2017 (Unaudited)

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Bank Loans (Continued)

Printing and Publishing — 0.27%*:
Springer+	9.00%	8/14/2021	979,688	$1,116,925	$1,130,142

Total Printing and Publishing			979,688	1,116,925	1,130,142

Telecommunications — 0.33%*:
CenturyLink, Inc.	6.15	2/8/2018	1,426,491	1,419,358	1,426,491

Total Telecommunications			1,426,491	1,419,358	1,426,491

Total Bank Loans			112,514,382	110,217,073	100,806,186

Corporate Bonds — 109.69%*:

Aerospace and Defense — 0.27%*:
Swissport Investments+^	6.75	12/15/2021	950,000	1,040,150	1,162,068

Total Aerospace and Defense			950,000	1,040,150	1,162,068

Automobile — 5.18%*:
Gates Global LLC#^	6.00	7/15/2022	4,740,000	4,256,924	4,751,850
International Automotive Components Group, S.A.#^	9.13	6/1/2018	8,125,000	8,159,653	7,942,187
J.B. Poindexter & Co. Inc.#^	9.00	4/1/2022	8,989,000	9,290,974	9,427,214

Total Automobile			21,854,000	21,707,551	22,121,251

Beverage, Food and Tobacco — 2.37%*:
Boparan Finance plc+^	5.50	7/15/2021	1,700,000	2,012,185	2,147,750
Carrols Corp.#	8.00	5/1/2022	709,000	728,388	754,199
JBS USA LLC^	8.25	2/1/2020	6,000,000	5,991,393	6,000,000
Manitowoc Foodservice#	9.50	2/15/2024	1,074,000	1,074,000	1,245,840

Total Beverage, Food and Tobacco			9,483,000	9,805,966	10,147,789

Broadcasting and Entertainment — 4.94%*:
Arqiva Finance#+^	9.50	3/31/2020	5,000,000	7,819,479	6,935,581
Clear Channel Worldwide Holdings Inc.#	7.63	3/15/2020	8,165,000	7,874,131	8,042,525
Clear Channel Worldwide Holdings Inc.#	7.63	3/15/2020	1,277,000	1,277,000	1,270,615
Dish DBS Corp.#	7.75	7/1/2026	3,094,000	3,129,390	3,666,390
Entertainment One Ltd.+^	6.88	12/15/2022	850,000	1,282,386	1,212,261

Total Broadcasting and Entertainment			18,386,000	21,382,386	21,127,372

Buildings and Real Estate — 2.60%*:
Beazer Homes USA Inc.#	8.75	3/15/2022	3,198,000	3,258,767	3,565,770
Cemex S.A.B. de C.V.#+^	9.38	10/12/2022	5,000,000	5,154,087	5,312,500
Cemex S.A.B. de C.V.#+^	7.75	4/16/2026	602,000	601,916	688,537
Keystone Financing+^	9.50	10/15/2019	1,140,684	1,746,434	1,553,291

Total Buildings and Real Estate			9,940,684	10,761,204	11,120,098

Cargo Transport — 7.38%*:
Direct ChassisLink Inc.#^	10.00	6/15/2023	7,894,000	8,066,745	8,762,340

See accompanying Notes to Financial Statements.

Barings Global Short Duration High Yield Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2017 (Unaudited)

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Corporate Bonds (Continued)

Cargo Transport (Continued)
Kenan Advantage Group, Inc.#^	7.88%	7/31/2023	10,000,000	$10,069,390	$10,500,000
World Flight Services, Inc.+^	9.50	7/15/2022	5,650,000	6,258,913	7,031,686
XPO Logistics, Inc.#^	6.50	6/15/2022	5,000,000	4,870,528	5,250,000

Total Cargo Transport			28,544,000	29,265,576	31,544,026

Chemicals, Plastics and Rubber — 11.65%*:
Chemours Co.#	7.00	5/15/2025	5,962,000	5,547,838	6,498,580
Consolidated Energy Finance S.A.#^	6.75	10/15/2019	3,198,000	3,121,465	3,261,960
Consolidated Energy Finance S.A.^	6.88	6/15/2025	1,779,000	1,770,105	1,832,370
Cornerstone Chemical Co.#^	9.38	3/15/2018	7,850,000	7,893,574	7,850,000
CVR Partners LP#^	9.25	6/15/2023	6,213,000	6,133,255	6,500,351
LSB Industries, Inc.#	8.50	8/1/2019	8,302,000	8,031,759	8,312,378
Pinnacle Operating Corp.#^	9.00	5/15/2023	1,993,613	1,993,613	1,893,932
Platform Specialty Products Corporation#^	10.38	5/1/2021	5,539,000	5,616,142	6,127,519
TPC Group, Inc.#^	8.75	12/15/2020	8,398,000	8,408,893	7,558,200

Total Chemicals, Plastics and Rubber			49,234,613	48,516,644	49,835,290

Containers, Packaging and Glass — 6.28%*:
Ardagh Packaging+^	6.75	5/15/2024	3,550,000	4,108,738	4,525,992
Bormioli+^	10.00	8/1/2018	3,450,000	3,875,701	3,994,252
Coveris Holdings S.A.#^	7.88	11/1/2019	9,850,000	9,873,623	9,702,250
Horizon Holdings+^	7.25	8/1/2023	2,000,000	2,195,510	2,419,462
Onex Wizard Acquisition Co+^	7.75	2/15/2023	5,100,000	5,767,013	6,197,542

Total Containers, Packaging and Glass			23,950,000	25,820,585	26,839,498

Diversified/Conglomerate Manufacturing — 3.23%*:
Appvion Inc.#^	9.00	6/1/2020	13,200,000	13,335,090	6,864,000
Carlisle Transportation Products#^	8.25	12/15/2019	4,250,000	4,256,835	3,957,813
StoneMor Partners L.P.#	7.88	6/1/2021	3,000,000	2,944,274	2,977,500

Total Diversified/Conglomerate Manufacturing			20,450,000	20,536,199	13,799,313

Diversified/Conglomerate Service — 2.92%*:
Carlson Travel Holdings Inc.^	9.50	12/15/2024	1,305,000	1,305,000	1,335,994
CSVC Acquisition Corp.^	7.75	6/15/2025	3,197,000	3,197,000	3,264,936
Loxam+^	6.00	4/15/2025	800,000	861,763	988,875
Park-Ohio Holdings Corp.^	6.63	4/15/2027	808,000	808,000	848,400
Zachry Holdings Inc.#^	7.50	2/1/2020	5,875,000	5,848,311	6,051,250

Total Diversified/Conglomerate Service			11,985,000	12,020,074	12,489,455

Diversified Natural Resources, Precious Metals and Minerals — 0.48%*:
IAMGOLD Corporation+^	7.00	4/15/2025	2,000,000	2,000,000	2,060,000

Total Diversified Natural Resources, Precious Metals and Minerals			2,000,000	2,000,000	2,060,000

See accompanying Notes to Financial Statements.

Barings Global Short Duration High Yield Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2017 (Unaudited)

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Corporate Bonds (Continued)

Electronics — 4.20%*:
ADT Corp/Protection One#^	9.25%	5/15/2023	8,255,000	$8,661,775	$8,970,378
Microsemi Corporation#^	9.13	4/15/2023	691,000	691,000	791,195
TIBCO Software, Inc.^	11.38	12/1/2021	2,915,000	3,171,650	3,213,788
Western Digital Corporation#	10.50	4/1/2024	4,224,000	4,343,556	4,982,968

Total Electronics			16,085,000	16,867,981	17,958,329

Finance — 7.09%*:
Galaxy Finco Ltd.+^	7.88	11/15/2021	3,900,000	6,351,545	5,209,110
GFKL Financial Services+^	8.50	11/1/2022	5,575,000	8,187,353	7,764,032
High Ridge Brands Co.^	8.88	3/15/2025	2,982,000	2,982,000	2,970,818
Icahn Enterprises	6.75	2/1/2024	3,000,000	2,996,250	3,127,800
Marlin Financial+^	10.50	8/1/2020	4,100,000	5,823,611	5,660,251
National Financial Partners Corp.#^	9.00	7/15/2021	2,220,000	2,212,491	2,329,446
Virtu Financial LLC^	6.75	6/15/2022	3,132,000	3,132,000	3,227,213

Total Finance			24,909,000	31,685,250	30,288,670

Grocery — 0.57%*:
Premier Foods Finance+^	6.50	3/15/2021	1,850,000	2,662,668	2,440,136

Total Grocery			1,850,000	2,662,668	2,440,136

Healthcare, Education and Childcare — 10.30%*:
Capsugel Holdings#^	7.00	5/15/2019	1,159,000	1,164,020	1,159,000
CHS/Community Health Systems, Inc.	6.25	3/31/2023	685,000	685,000	707,160
CHS/Community Health Systems, Inc.	6.88	2/1/2022	2,000,000	1,759,593	1,747,500
Cognita Financing+^	7.75	8/15/2021	2,200,000	3,433,764	2,984,892
Endo International^	6.00	2/1/2025	1,500,000	1,351,047	1,222,500
Horizon Pharma plc#^	8.75	11/1/2024	1,595,000	1,597,460	1,618,925
IDH Finance PLC+^	6.25	8/15/2022	1,150,000	1,506,794	1,455,511
Kindred Healthcare, Inc.#	8.75	1/15/2023	5,699,000	5,750,674	5,991,074
Regionalcare Hospital Partners, Inc.#^	8.25	5/1/2023	9,996,000	10,103,436	10,720,710
Tenet Healthcare Corporation#	8.13	4/1/2022	4,700,000	4,675,499	4,987,875
Valeant#^	6.13	4/15/2025	7,006,000	6,316,128	5,928,827
Valeant#^	7.50	7/15/2021	3,260,000	3,260,000	3,158,125
Valeant^	6.38	10/15/2020	1,000,000	929,001	968,750
Valeant^	6.50	3/15/2022	488,000	488,000	511,790
Valeant^	7.00	3/15/2024	831,000	831,000	873,589

Total Healthcare, Education and Childcare			43,269,000	43,851,416	44,036,228

Hotels, Motels, Inns and Gaming — 0.79%*:
TVL Finance Plc+^	8.50	5/15/2023	2,340,000	3,337,451	3,377,917

Total Hotels, Motels, Inns and Gaming			2,340,000	3,337,451	3,377,917

Insurance — 1.15%*:
Onex York Acquisition Corp.#^	8.50	10/1/2022	5,102,000	5,006,221	4,910,675

Total Insurance			5,102,000	5,006,221	4,910,675

See accompanying Notes to Financial Statements.

Barings Global Short Duration High Yield Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2017 (Unaudited)

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Corporate Bonds (Continued)

Leisure, Amusement, Motion Pictures and Entertainment — 2.07%*:
Perform Group+^	8.50%	11/15/2020	2,400,000	$3,125,978	$3,266,560
WMG Acquisition Group#^	6.75	4/15/2022	5,299,000	5,158,441	5,570,574

Total Leisure, Amusement, Motion Pictures and Entertainment			7,699,000	8,284,419	8,837,134

Machinery (Non-Agriculture, Non-Construct, Non-Electronic) — 3.10%*:
Apex Tool Group LLC#^	7.00	2/1/2021	4,896,000	4,452,486	4,553,280
Xerium Technologies#	9.50	8/15/2021	8,200,000	8,287,965	8,712,500

Total Machinery (Non-Agriculture, Non-Construct, Non-Electronic)			13,096,000	12,740,451	13,265,780

Mining, Steel, Iron and Non-Precious Metals — 5.21%*:
Allegheny Technologies Inc.	7.88	8/15/2023	1,000,000	1,034,351	1,045,000
Alliance Resources Partners, L.P.^	7.50	5/1/2025	823,000	823,000	865,179
Constellium Holdco B.V.#+^	7.00	1/15/2023	3,350,000	3,931,591	3,933,956
Hecla Mining Company#	6.88	5/1/2021	5,888,000	5,698,469	6,108,800
Kissner Milling Company Limited#^	8.38	12/1/2022	6,475,000	6,468,168	6,717,812
Peabody Energy Corp.^	6.00	3/31/2022	347,000	347,000	344,398
SunCoke Energy Inc.^	7.50	6/15/2025	2,743,000	2,702,211	2,708,712
Zekelman Industries Inc.^	9.88	6/15/2023	489,000	489,000	549,514

Total Mining, Steel, Iron and Non-Precious Metals			21,115,000	21,493,790	22,273,371

Oil and Gas — 14.17%*:
CITGO Holding Inc.#^	10.75	2/15/2020	8,584,000	8,474,678	9,324,370
Covey Park Energy LLC^	7.50	5/15/2025	397,000	397,000	397,000
EP Energy#	9.38	5/1/2020	7,375,000	4,496,386	5,817,031
EP Energy#^	8.00	2/15/2025	5,055,000	4,958,048	3,765,975
Ferrellgas Partners LP#	8.63	6/15/2020	8,060,000	7,996,705	7,616,700
Ferrellgas Partners LP^	8.63	6/15/2020	1,254,000	1,209,637	1,185,030
Globe Luxembourg SA+^	9.88	4/1/2022	400,000	394,475	388,000
Jupiter Resources Inc.#+^	8.50	10/1/2022	13,375,000	11,855,528	10,031,250
Kosmos Energy Ltd.#^	7.88	8/1/2021	3,984,000	3,864,673	4,063,680
Kosmos Energy Ltd.#^	7.88	8/1/2021	5,164,000	4,871,945	5,267,280
Pbf Holding Company LLC	7.00	11/15/2023	1,000,000	997,500	985,000
Pbf Logistics LP#	6.88	5/15/2023	1,117,000	1,117,000	1,133,755
Topaz Marine SA#+^	8.63	11/1/2018	9,341,000	9,327,476	9,276,921
Welltec#+^	8.00	2/1/2019	1,387,000	1,361,673	1,345,390

Total Oil and Gas			66,493,000	61,322,724	60,597,382

Personal Transportation — 1.72%*:
Hertz Corporation	7.38	1/15/2021	2,000,000	1,892,054	1,930,000
Hertz Corporation	6.25	10/15/2022	2,000,000	1,722,959	1,745,000
Hertz Corporation^	7.63	6/1/2022	3,678,000	3,671,996	3,669,173

Total Personal Transportation			7,678,000	7,287,009	7,344,173

Retail Store — 2.69%*:
Boing Group Finance+^	6.63	7/15/2019	3,050,000	4,160,415	3,531,763

See accompanying Notes to Financial Statements.

Barings Global Short Duration High Yield Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2017 (Unaudited)

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Corporate Bonds (Continued)

Retail Store (Continued)
HSS Financing PLC+^	6.75%	8/1/2019	816,000	$1,240,099	$1,057,915
Takko Fashion+^	9.88	4/15/2019	2,300,000	3,042,970	2,423,362
Travelex+^	8.00	5/15/2022	4,000,000	4,421,260	4,503,881

Total Retail Store			10,166,000	12,864,744	11,516,921

Telecommunications — 7.57%*:
Altice S.A.#+^	7.75	5/15/2022	3,240,000	3,240,000	3,438,450
Altice S.A.#+^	7.50	5/15/2026	2,622,000	2,672,640	2,910,420
Altice S.A.+^	7.63	2/15/2025	1,250,000	1,319,537	1,370,312
Digicel Limited#+^	6.00	4/15/2021	4,000,000	3,551,440	3,835,000
GTT Communications^	7.88	12/31/2024	3,044,000	3,120,325	3,257,080
Hughes Satellite Systems Corp	6.63	8/1/2026	3,000,000	2,921,588	3,225,000
Numericable-SFR#+^	7.38	5/1/2026	3,183,000	3,207,421	3,453,555
Sprint Corp.#	7.88	9/15/2023	4,428,000	4,302,561	5,092,200
Wind Acquisition#+^	7.38	4/23/2021	5,545,000	5,243,458	5,766,800

Total Telecommunications			30,312,000	29,578,970	32,348,817

Textiles & Leather — 0.55%*:
Perry Ellis International Inc#	7.88	4/1/2019	2,334,000	2,365,939	2,334,000

Total Textiles & Leather			2,334,000	2,365,939	2,334,000

Utilities — 1.21%*:
NRG Energy#	7.25	5/15/2026	5,000,000	4,976,185	5,175,000

Total Utilities			5,000,000	4,976,185	5,175,000

Total Corporate Bonds			454,225,297	467,181,553	468,950,693

Total Fixed Income			566,739,679	577,398,626	569,756,879

Total Investments			568,350,175	579,957,600	572,781,760

Other assets and liabilities — (33.98)%					(145,264,205)

Net Assets — 100%					$427,517,555

‡	The effective interest rates are based on settled commitment amount.
*	Calculated as a percentage of net assets applicable to common shareholders.
§	Bank loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for bank loans are the current interest rates at June 30, 2017. Bank loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown.
+	Foreign security.
#	All or a portion of the security is segregated as collateral for the credit facility. See Note 8 to the financial statements for further disclosure.
^	Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.

See accompanying Notes to Financial Statements.

Barings Global Short Duration High Yield Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2017 (Unaudited)

Distributions of investments by country of risk. Percentage of assets are expressed by market value excluding cash and accrued income as of June 30, 2017.

United States	73.8%
United Kingdom	10.6%
France	4.0%
Canada	2.1%
Italy	1.7%
United Arab Emirates	1.6%
Switzerland	1.3%
Mexico	1.0%
(Individually less than 1%)	3.9%

100.0%

Forward Foreign Exchange Contracts at June 30, 2017 (Unaudited)

COUNTERPARTY	CURRENCY	CONTRACT TYPE	DELIVERY DATE	VALUE	AGGREGATE FACE VALUE	UNREALIZED APPRECIATION/ (DEPRECIATION)
J.P. Morgan
	British pounds	Buy	7/17/2017	$2,494,962	$2,576,525	$81,563
	British pounds	Sell	7/17/2017	(48,946,910)	(49,226,568)	(279,658)
	Euros	Buy	7/17/2017	1,671,264	1,674,658	3,394
	Euros	Sell	7/17/2017	(44,318,204)	(45,096,944)	(778,740)
	Euros	Sell	7/3/2017	(1,618,581)	(1,620,819)	(2,238)
	U.S. Dollars	Buy	7/3/2017	1,618,581	1,618,581	—
	U.S. Dollars	Buy	7/17/2017	44,318,204	44,318,204	—
	U.S. Dollars	Sell	7/17/2017	(1,671,264)	(1,671,264)	—
	U.S. Dollars	Buy	7/17/2017	48,946,910	48,946,910	—
	U.S. Dollars	Sell	7/17/2017	(2,494,962)	(2,494,962)	—

				—	(975,679)	(975,679)
				—	(975,679)	(975,679)

See accompanying Notes to Financial Statements.

Barings Global Short Duration High Yield Fund 2017 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS

June 30, 2017 (Unaudited)

1.	Organization

Barings Global Short Duration High Yield Fund (the “Fund”) was organized as a business trust under the laws of the Commonwealth of Massachusetts on May 20, 2011, and commenced operations on October 26, 2012. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company.

Barings LLC (the “Adviser”), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company, is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and serves as investment adviser to the Fund.

Barings Global Advisers Limited (the “Sub-Adviser”), an indirect wholly-owned subsidiary of the Adviser, serves as sub-adviser with respect to the Fund’s European investments.

The Fund’s primary investment objective is to seek as high a level of current income as the Adviser determines is consistent with capital preservation. The Fund seeks capital appreciation as a secondary investment objective when consistent with its primary investment objective. There can be no assurance that the Fund will achieve its investment objectives. The Fund seeks to take advantage of inefficiencies between geographies, primarily the North American and Western European high yield bond and loan markets and within capital structures between bonds and loans. Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in bonds, loans and other income-producing instruments that are, at the time of purchase, rated below investment grade (below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB- by either Standard & Poor’s Rating Services, a division of the McGraw-Hill Company, Inc. (“S&P”) or Fitch, Inc. (“Fitch”), or unrated but judged by the Adviser or Sub-Adviser to be of comparable quality).

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.	Valuation of Investments

The Fund’s investments in fixed income securities are generally valued using the prices provided directly by independent third party services or provided directly from one or more broker dealers or market makers, each in accordance with the valuation policies and procedures approved by the Fund’s Board of Trustees (the “Board”).

The pricing services may use valuation models or matrix pricing, which consider yield or prices with respect to comparable bond quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as credit rating, interest rates and maturity date, to determine the current value. The closing prices of domestic or foreign securities may not reflect their market values at the time the Fund calculates its NAV if an event that materially affects the value of those securities has occurred since the closing prices were established on the domestic or foreign exchange market, but before the Fund’s NAV calculation. Under certain conditions, the Board has approved an independent pricing service to fair value foreign securities. This is generally accomplished by adjusting the closing price for movements in correlated indices, securities or derivatives. Fair value pricing may cause the value of the security on the books of the Fund to be different from the closing value on the non-U.S. exchange and may affect the calculation of the Fund’s NAV. The Fund may fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is pricing their shares.

The Fund’s investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Fund’s valuation policies and procedures approved by the Board.

A Valuation Committee, made up of officers of the Fund and employees of the Adviser, is responsible for determining, in accordance with the Fund’s valuation policies and procedures approved by the Board: (1) whether market quotations are readily available for investments held by the Fund; and (2) the fair value of investments held by the Fund for which market quotations are not readily available or are deemed not reliable by the Adviser. In certain cases, authorized pricing service vendors may not provide prices for a security held by the Fund, or the price provided by such pricing service vendor is deemed unreliable by the Adviser. In such cases, the Fund may use market maker

Barings Global Short Duration High Yield Fund 2017 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2017 (Unaudited)

quotations provided by an established market maker for that security (i.e. broker quotes) to value the security if the Adviser has experience obtaining quotations from the market maker and the Adviser determines that quotations obtained from the market maker in the past have generally been reliable (or, if the Adviser has no such experience with respect to a market maker, it determines based on other information available to it that quotations obtained by it from the market maker are reasonably likely to be reliable). In any such case, the Adviser will review any market quotations so obtained in light of other information in its possession for their general reliability.

Bank loans in which the Fund may invest have similar risks to lower-rated fixed income securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are supported by collateral; however, the value of the collateral may be insufficient to cover the amount owed to the Fund. By relying on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform it obligations. The loans in which the Fund will invest are largely floating rate instruments; therefore, the interest rate risk generally is lower than for fixed-rate debt obligations. However, from the perspective of the borrower, an increase in interest rates may adversely affect the borrower’s financial condition. Due to the unique and customized nature of loan agreements evidencing loans and the private syndication thereof, loans are not as easily purchased or sold as publicly traded securities. Although the range of investors in loans has broadened in recent years, there can be no assurance that future levels of supply and demand in loan trading will provide the degree of liquidity which currently exists in the market. In addition, the terms of the loans may restrict their transferability without borrower consent. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the high yield loans in its portfolio.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. For example, market participants would consider the risk inherent in a particular valuation technique used to measure fair value, such as a pricing model, and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Barings Global Short Duration High Yield Fund 2017 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2017 (Unaudited)

The following is a summary of the inputs used as of June 30, 2017 in valuing the Fund’s investments:

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Assets:
Equities:
Common Stocks	$–	$1,176,783	$1,848,098	$3,024,881

Total Equities:	–	1,176,783	1,848,098	3,024,881

Fixed Income:
Bank Loans	$–	$96,085,077	$4,721,109	$100,806,186
Bonds	–	468,950,693	–	468,950,693

Total Fixed Income	$–	$565,035,770	$4,721,109	$569,756,879

Derivative Securities:
Foreign Exchange Contracts:	$–	$82,719	$–	$82,719

Total Derivative Securities	–	82,719	–	82,719

Total Assets	$–	$566,295,272	$6,569,207	$572,864,479

Liabilities:
Foreign Exchange Contracts	$–	$1,058,398	$–	$1,058,398

Total Liabilities:	$–	$1,058,398	$–	$1,058,398

The following table is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurement for investments held as of June 30, 2017:

TYPE OF ASSETS	FAIR VALUE AS OF JUNE 30, 2017	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT

Equities

Sabine Oil & Gas, LLC	$189,659	Broker Quote	$41.00; pricing source depth of 1.

Sabine Oil & Gas, LLC	$97,962	Broker Quote	$6.50; pricing source depth of 1.

Sabine Oil & Gas, LLC	$15,044	Broker Quote	$5.00; pricing source depth of 1.

Templar Energy LLC	$800,776	Broker Quote	$4.5; pricing source depth of 1.

Templar Energy LLC	$744,657	Broker Quote	$9.5; pricing source depth of 1.

Second Lien Term Loans

Boomerang Tube, LLC	$1,150,510	Model Price	Average Enterprise Valuation Multiple: 5.5x; EBITDA: $25 million.

Boomerang Tube, LLC	$701,882	Model Price	Average Enterprise Valuation Multiple: 5.5x; EBITDA: $25 million.

Boomerang Tube, LLC	$189,752	Model Price	Average Enterprise Valuation Multiple: 5.5x; EBITDA: $25 million.

Boomerang Tube, LLC	$195,408	Model Price	Average Enterprise Valuation Multiple: 5.5x; EBITDA: $25 million.

Boomerang Tube, LLC	$189,752	Model Price	Average Enterprise Valuation Multiple: 5.5x; EBITDA: $25 million.

Boomerang Tube, LLC	$2,104,053	Model Price	Average Enterprise Valuation Multiple: 5.5x; EBITDA: $25 million.

Boomerang Tube, LLC	$189,752	Model Price	Average Enterprise Valuation Multiple: 5.5x; EBITDA: $25 million.

Barings Global Short Duration High Yield Fund 2017 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2017 (Unaudited)

Boomerang Tube, LLC restructured its debt securities on February 2, 2016. The Fund subsequently received new debt securities, all of which are considered Level 3.

Sabine Oil & Gas, LLC restructured its Second Lien Term Loan on August 12, 2016. The Fund subsequently received new equity securities, all of which are considered Level 3.

Templar Energy, LLC restructured its Second Lien Term Loan on September 14, 2016. The Fund subsequently received new equity securities, all of which are considered Level 3.

The Fund discloses transfers between levels based on valuations at the end of the reporting period. Based on end of period market values, $3,202,492 was transferred from Level 3 to Level 2 for the period from January 1, 2017 through June 30, 2017. The following is a reconciliation of Level 3 investments based upon the inputs used to determine fair value:

	BALANCE AT DECEMBER 31, 2016	TRANSFERS INTO LEVEL 3	TRANSFERS OUT OF LEVEL 3	PURCHASES	SALES	ACCRETION OF DISCOUNT	REALIZED GAIN LOSS	CHANGE IN UNREALIZED	BALANCE AT JUNE 30, 2017	CHANGE IN UNREALIZED APPRECIATION / DEPRECIATION FROM INVESTMENTS HELD AS OF JUNE 30, 2017

Common Stocks
Equities	$2,110,595	$0	$0	$19,024	$0	$0	$0	($281,521)	$1,848,098	($281,521)

Fixed Income
Bank Loan	$3,871,669	$0	$0	$1,195,016	$0	($130,992)	$0	($214,584)	$4,721,109	($214,584)

Total	$5,982,264	$0	$0	$1,214,040	$0	($130,992)	$0	($496,105)	$6,569,207	($496,105)

B.	Cash and Cash Equivalents

Cash and cash equivalents consist principally of short term investments that are readily convertible into cash and have original maturities of three months or less. At June 30, 2017, all cash and cash equivalents are held by U.S. Bank, N.A.

C.	Investment Transactions, Related Investment Income and Expenses

Investment transactions are accounted for on a trade-date basis. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method.

Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.

Expenses are recorded on the accrual basis as incurred.

D.	Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

E.	Federal Income Taxation

The Fund has elected to be taxed as a Regulated Investment Company (“RIC”) under sub-chapter M of the U.S. Internal Revenue Code of 1986, as amended, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders.

F.	Dividends and Distributions

The Fund declares and pays dividends monthly from net investment income. To the extent that these distributions exceed net investment income, they may be classified as return of capital. The Fund also pays a distribution at least annually from its net realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend

Barings Global Short Duration High Yield Fund 2017 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2017 (Unaudited)

and other distribution rights. A notice disclosing the source(s) of a distribution will be provided if payment is made from any source other than net investment income. Any such notice would be provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Fund’s distributions for each calendar year is reported on Internal Revenue Service Form 1099-DIV.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature may result in reclassification of distributions; however, net investment income, net realized gains and losses, and net assets are not affected.

G.	Derivative Instruments

The following is a description of the derivative instruments that the Fund utilizes as part of its investment strategy, including the primary underlying risk exposures related to the instrument.

Forward Foreign Exchange Contracts – The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund transacted in and currently holds forward foreign exchange contracts to hedge against changes in the value of foreign currencies. The Fund entered into forward foreign exchange contracts obligating the Fund to deliver or receive a currency at a specified future date. Forward foreign exchange contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time the forward contract expires. Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. The Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk quarterly. The Fund is also subject to credit risk with respect to the counterparties to the derivative contracts which are not cleared through a central counterparty but instead are traded over-the-counter between two counterparties. If a counterparty to an over-the-counter derivative becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. The counterparty risk for cleared derivatives is generally lower than for uncleared over-the-counter derivative transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Fund. In addition, in the event of a bankruptcy of a clearing house, the Fund could experience a loss of the funds deposited with such clearing house as margin and any profits on its open positions. The counterparty risk to the Fund is limited to the net unrealized gain, if any, on the contract.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign exchange contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however, it would also limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the amount of receivable or payable reflected on the Statement of Assets and Liabilities.

The Fund recognized an asset on the Statement of Assets and Liabilities as a result of forward foreign exchange contracts with J.P. Morgan. The Fund’s policy is to recognize an asset equal to the net value of all forward foreign exchange contracts with an unrealized gain and a liability equal to the net value of all forward foreign exchange contracts with an unrealized loss. The Fund has recognized an asset of $84,957 in net unrealized appreciation and a liability of $1,060,636 in net unrealized depreciation on forward foreign exchange contracts. Outstanding forward foreign exchange contracts as of June 30, 2017 are indicative of the volume of activity during the period.

Barings Global Short Duration High Yield Fund 2017 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2017 (Unaudited)

For the period from January 1, 2017 through June 30, 2017, the Fund’s direct investment in derivatives consisted of forward foreign exchange contracts.

The following is a summary of the fair value of derivative instruments held directly by the Fund as of June 30, 2017. These derivatives are presented in the Schedule of Investments.

Fair values of derivative instruments on the Statement of Assets and Liabilities as of June 30, 2017:

	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Derivatives
Forward Foreign Exchange Contracts	Unrealized Appreciation	$84,957

Total Asset Derivatives		$84,957

Liability Derivatives
Forward Foreign Exchange Contracts	Unrealized Depreciation	$1,060,636

Total Liability Derivatives		$1,060,636

The effect of derivative instruments on the Statement of Operations for the period from January 1, 2017 through June 30, 2017:

Amount of Realized Gain/(Loss) on Derivatives

FORWARD FOREIGN EXCHANGE CONTRACTS
Derivatives
Forward Foreign Exchange Contracts	$(3,297,584)

Total	$(3,927,584)

Change in Unrealized Appreciation/(Depreciation) on Derivatives

FORWARD FOREIGN EXCHANGE CONTRACTS
Derivatives
Forward Foreign Exchange Contracts	$(2,624,820)

Total	$(2,624,820)

H.	Offsetting of Financial and Derivative Assets and Liabilities

The following is a summary by counterparty of the fair value of derivative investments subject to Master Netting Agreements and collateral pledged (received), if any, as of June 30, 2017.

J.P. MORGAN
Assets:
Forward foreign exchange contracts	$84,957

Total Assets	$84,957

Liabilities:
Forward foreign exchange contracts	$1,060,636

Total Liabilities	$1,060,636

Net Exposure	$(975,679)

I.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include valuation of currencies and adverse political and economic developments. Moreover, securities of many foreign companies, foreign governments, and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

J.	Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for Federal income tax purposes, the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

Barings Global Short Duration High Yield Fund 2017 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2017 (Unaudited)

K.	Counterparty Risk

The Fund seeks to manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations. The Adviser monitors the financial stability of the Fund’s counterparties.

L.	New Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

3.	Advisory Fee

The Fund has entered into an Investment Management Agreement (the “Agreement”) with the Adviser, a related party. Pursuant to the Agreement, the Fund has agreed to pay the Adviser a fee payable at the end of each calendar month, at an annual rate of 1.00% of the Fund’s average daily managed assets during such month. Managed assets are the total assets of the Fund, which include any assets attributable to leverage such as assets attributable to reverse repurchase agreements, or bank loans, minus the sum of the Fund’s accrued liabilities (other than liabilities incurred for the purpose of leverage).

Subject to the supervision of the Adviser and the Board, the Sub-Adviser manages the investment and reinvestment of a portion of the assets of the Fund, as allocated from time to time to the Sub-Adviser by a global allocation investment committee composed of representatives of the Adviser and Sub-Adviser. The Adviser (not the Fund) will pay a portion of the fees it receives to the Sub-Adviser in return for its services.

4.	Administrator Fee

The Fund has engaged U.S. Bancorp Fund Services, LLC (“US Bank”) to serve as the Fund’s administrator, fund accountant, and transfer agent. The Fund has engaged

U.S. Bank, N.A. to serve as the Fund’s custodian. The Fund has agreed to pay US Bank a fee payable at the end of each calendar month, at an annual rate of 0.075% of the Fund’s average daily managed assets.

5.	Income Taxes

It is the Fund’s intention to qualify as a RIC under sub-chapter M of the Internal Revenue Code and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

The tax character of dividends paid to shareholders during the tax year ended in 2016, as noted below, was as follows:

ORDINARY INCOME	NET LONG TERM CAPITAL GAINS	RETURN OF CAPITAL	TOTAL DISTRIBUTIONS PAID
$32,119,057	–	$4,965,900	$37,084,957

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. On December 31, 2016, undistributed net investment income was decreased by $3,842,030, net accumulated net realized gain was increased by $8,807,930, and paid-in capital was decreased by $4,965,900. This reclassification has no effect on the net assets of the Fund.

The following information is provided on a tax basis as of December 31, 2016:

Cost of investments	$567,371,422

Unrealized appreciation	17,158,380
Unrealized depreciation	(37,688,783)

Net unrealized appreciation (depreciation)	(20,530,403)

Undistributed ordinary income	–
Undistributed long term gains	–

Distributable earnings	–

Other accumulated gain/(loss)	(33,774,802)

Total accumulated gain/(loss)	(54,305,205)

Barings Global Short Duration High Yield Fund 2017 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2017 (Unaudited)

The capital loss carryforward is available to offset future taxable income. The Fund has the following capital loss amounts:

EXPIRING DECEMBER 31,
2016	2017	2018	UNLIMITED – SHORT TERM	UNLIMITED – LONG TERM
$ –	$–	$–	$10,949,025	$19,996,030

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. At December 31, 2016, the Fund deferred, on a tax basis, late-year December losses of $ 2,788,527.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. No income tax returns are currently under examination. All tax years since commencement of operations remain subject to examination by the tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

6.	Investment Transactions

For the period from January 1, 2017 through June 30, 2017, the Fund purchased (at cost) and sold securities in the amount of $120,851,877 and $109,025,915 (excluding short-term debt securities), respectively.

7.	Credit Facility

On November 8, 2012, the Fund entered into a $200,000,000 credit facility with BNP Paribas Prime Brokerage International, Ltd. (“BNP”) The credit facility previously had a variable annual interest rate equal to three-month LIBOR plus 0.90 percent. On January 6, 2014, the Fund entered into an amended agreement with a variable annual interest rate of three-month LIBOR plus

0.80 percent. Unused portions of the credit facility will accrue a commitment fee equal to an annual rate of 0.65 percent.

Changes to the credit facility’s capacity for the period from January 1, 2017 through June 30, 2017 were as follows:

DATE OF CHANGE	PREVIOUS CAPACITY	NEW CAPACITY
Capacity at January 1, 2017:		$141,900,000
January 10, 2017	$141,900,000	$142,400,000
January 11, 2017	$142,400,000	$142,700,000
January 13, 2017	$142,700,000	$142,900,000
January 18, 2017	$142,900,000	$144,300,000
February 1, 2017	$144,300,000	$145,200,000
February 28, 2017	$145,200,000	$147,400,000
May 22, 2017	$147,400,000	$147,500,000
May 30, 2017	$147,500,000	$148,300,000
June 5, 2017	$148,300,000	$150,200,000
June 30, 2017	$150,200,000	$153,200,000
Capacity at June 30, 2017:		$153,200,000

The average principal balance and interest rate for the period during which the credit facility was utilized for the period from January 1, 2017 through June 30, 2017 was approximately $146,800,000 and 1.94 percent, respectively. At June 30, 2017, the principal balance outstanding was $153,200,000 at an interest rate of 2.10 percent.

8.	Securities Lending

Through an agreement with the Fund, BNP may lend out securities the Fund has pledged as collateral on the note payable. In return, the Fund receives additional income that is netted against the interest charged on the outstanding credit facility balance. As of June 30, 2017, the total amount of income netted against the interest expense is $63,974.

9.	Common Stock

The Fund has unlimited shares authorized and 20,057,849 shares outstanding at December 31, 2016 and June 30, 2017.

10.	Aggregate Remuneration Paid to Officers, Trustees and Their Affiliated Persons

For the period from January 1, 2017 through June 30, 2017, the Fund paid its Trustees aggregate remuneration of $59,508. During the year, the Fund did not pay any

Barings Global Short Duration High Yield Fund 2017 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2017 (Unaudited)

compensation to any of its Trustees who are “interested persons” (as defined by the 1940 Act) of the Fund. The Fund classifies Mr. Finke as an interested person of the Fund.

All of the Fund’s officers are employees of the Adviser. Pursuant to the Agreement, the Fund does not compensate its officers who are employees of the Adviser (except for the Chief Compliance Officer of the Fund unless assumed by the Adviser). For the period from January 1, 2017 through June 30, 2017, the Adviser paid the compensation of the Chief Compliance Officer of the Fund.

The Fund did not make any payments to the Adviser for the period ended June 30, 2017, other than the amounts payable to the Adviser pursuant to the Agreement.

11.	Subsequent Events

The Fund has evaluated the possibility of subsequent events existing in this report through the date that the financial statements were issued. On July 3, 2017, the dividend payable of $3,076,874 was paid to common shareholders. The dividend amount consisted of net investment income.

In addition, as of June 30, 2017, the borrowing capacity on the current note payable was $153,200,000. On July 10, 2017, the note was paid down and borrowing capacity was decreased to $150,200,000. On July 20, 2017, the note was withdrawn upon and borrowing capacity was increased to $158,700,000. On July 28, 2017, the note was paid down and borrowing capacity decreased to $150,200,000.

Effective following the adjournment of the August 3, 2017 Board meeting, Cynithia Plouche’ was elected by the Trustees as a Trustee of the Fund.

Barings Global Short Duration High Yield Fund 2017 Semi-Annual Report

FUND DIVIDEND REINVESTMENT PLAN

INDEPENDENT TRUSTEES

Rodney J. Dillman

Chairman, Trustee

Dr. Bernard A. Harris, Jr.

Trustee

Thomas W. Okel

Trustee

Martin A. Sumichrast

Trustee

OFFICERS

Sean Feeley

President

Carlene Pollock

Chief Financial Officer

Lesley Mastandrea

Treasurer

Michael Freno

Vice President

Scott Roth

Vice President

Melissa LaGrant

Chief Compliance Officer

Janice Bishop

Secretary/Chief Legal Officer

Michele Manha

Assistant Secretary

Kristin Goodchild

Assistant Secretary

The Fund offers a Dividend Reinvestment Plan (the “Plan”). The Plan provides a simple way for shareholders to add to their holdings in the Fund through the reinvestment of dividends in additional common shares of the Fund. Shareholders will have all dividends, including any capital gain dividends, reinvested automatically in additional shares of the Fund by U.S. Bancorp Fund Services, LLC, as Plan Agent, unless a shareholder elects to receive cash instead. An election to receive cash may be revoked or reinstated at the option of the shareholder. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor’s behalf) will receive dividends and distributions in cash.

Whenever the Fund declares a dividend payable in cash or shares, the Plan Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value per Fund share is equal to or less than the market price per Fund share plus estimated brokerage commissions as of the payment date for the dividend.

When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the dollar amount of the cash dividend by the net asset value per Fund share as of the dividend payment date or, if greater than the net asset value per Fund share, 95% of the closing share price on the payment date. Generally, if the net asset value per Fund share is greater than the market price per Fund share plus estimated brokerage commissions as of the dividend payment date, the Plan Agent will endeavor to buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in any way, relieve participating shareholders of any Federal, state or local tax. For Federal income tax purposes, the amount reportable in respect of a dividend received in shares of the Fund will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains. Investors should consult with their own tax advisors for further information about the tax consequences of dividend reinvestment.

There is no brokerage charge for the reinvestment of dividends in additional Fund shares; however, all participants pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There is no direct service charge to participants in the Plan, though the Fund reserves the right to amend the Plan to include a service charge payable by participants.

Additional information about the Plan may be obtained from, and any questions regarding the Plan should be addressed to, U.S. Bancorp Fund Services, Plan Agent for Barings Global Short Duration High Yield Fund’s Dividend Reinvestment Plan, P.O. Box 701, Milwaukee, WI 52301.

Barings Global Short Duration High Yield Fund 2017 Semi-Annual Report

This privacy notice is being provided on behalf of Barings LLC and its affiliates: Barings Securities LLC; Barings Australia Pty Ltd; Barings Advisers (Japan) KK; Barings Investment Advisers (Hong Kong) Limited; Barings Funds Trust; Barings Global Short Duration High Yield Fund; Barings Corporate Investors and Barings Participation Investors (together, for purposes of this privacy notice, “Barings”).

When you use Barings you entrust us not only with your hard-earned assets but also with your personal and financial data. We consider your data to be private and confidential, and protecting its confidentiality is important to us. Our policies and procedures regarding your personal information are summarized below.

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∎	Your transactions with us, our affiliates, or others; and

∎	Our Internet website.

We may share the financial information we collect with our financial service affiliates, such as insurance companies, investment companies and securities broker-dealers. Additionally, so that we may continue to offer you products and services that best meet your investment needs and to effect transactions that you request or authorize, we may disclose the information we collect, as described above, to companies that perform administrative or marketing services on our behalf, such as transfer agents, custodian banks, service providers or printers and mailers that assist us in the distribution of investor materials or that provide operational support to Barings. These companies are required to protect this information and will use this information only for the services for which we hire them, and are not permitted to use or share this information for any other purpose. Some of these companies may perform such services in jurisdictions other than the United States. We may share some or all of the information we collect with other financial institutions with whom we jointly market products. This may be done only if it is permitted by the state in which you live. Some disclosures may be limited to your name, contact and transaction information with us or our affiliates.

Any disclosures will be only to the extent permitted by federal and state law. Certain disclosures may require us to get an “opt-in” or “opt-out” from you. If this is required, we will do so before information is shared. Otherwise, we do not share any personal information about our customers or former customers unless authorized by the customer or as permitted by law.

We restrict access to personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards that comply with legal standards to guard your personal information. As an added measure, we do not include personal or account information in non-secure e-mails that we send you via the Internet without your prior consent. We advise you not to send such information to us in non-secure e-mails.

This joint notice describes the privacy policies of Barings, the Funds and Barings Securities LLC. It applies to all Barings and the Funds accounts you presently have, or may open in the future, using your social security number or federal taxpayer identification number – whether or not you remain a shareholder of our Funds or as an advisory client of Barings. As mandated by rules issued by the Securities and Exchange Commission, we will be sending you this notice annually, as long as you own shares in the Funds or have an account with Barings.

Barings Securities LLC is a member of the Financial Industry Regulatory Authority (FINRA) and the Securities Investor Protection Corporation (SIPC). Investors may obtain information about SIPC including the SIPC brochure by contacting SIPC online at www.sipc.org or calling (202)-371-8300. Investors may obtain information about FINRA including the FINRA Investor Brochure by contacting FINRA online at www.finra.org or by calling (800) 289-9999.

January 2017

    Barings Global Short Duration High Yield Fund

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) ANY CODE OF ETHICS, OR AMENDMENTS THERETO, THAT IS THE SUBJECT OF DISCLOSURE REQUIRED BY ITEM 2, TO THE EXTENT THAT THE REGISTRANT INTENDS TO SATISFY THE ITEM 2 REQUIREMENTS THROUGH THE FILING OF AN EXHIBIT.

The Registrant has posted its Code of Ethics on its website at www.barings.com/assets/user/media/Closed-End-Fund-Code-of-Ethics.pdf.

(a)	(2) A SEPARATE CERTIFICATION FOR EACH PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF THE REGISTRANT AS REQUIRED BY RULE 30a-2 UNDER THE ACT.

Filed herewith for President.

Filed herewith for Chief Financial Officer.

(a)	(3) ANY WRITTEN SOLICITATION TO PURCHASE SECURITIES UNDER RULE 23c-1 UNDER THE ACT (17 CFR 270.23c-1) SENT OR GIVEN DURING THE PERIOD COVERED BY THE REPORT BY OR ON BEHALF OF THE REGISTRANT TO 10 OR MORE PERSONS.

Not applicable for this filing.

(b)	CERTIFICATIONS PURSUANT TO RULE 30a-2(b) UNDER THE ACT.

Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Barings Global Short Duration High Yield Fund

By (Signature and Title)  /s/ Sean Feeley

                                                 Sean Feeley, President

Date           September 8, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)   /s/ Sean Feeley

                                                 Sean Feeley, President

Date        September 8, 2017

By (Signature and Title)  /s/ Carlene Pollock

                                                 Carlene Pollock, Chief Financial Officer

Date        September 8, 2017